TOLIC LETTERHEAD

August 31, 2005

Securities and Exchange Commission

450 Fifth Street, NW

Washington, D.C. 20549

Re: Transamerica Occidental Life Separate Account VUL-3 of Transamerica Occidental Life Insurance Company (File Nos. 333-91851)

Dear Sir or Madam:

On behalf of Transamerica Occidental Life Separate Account VUL-3 of Transamerica Occidental Life Insurance Company (“separate account”), incorporated by reference are the Semi-Annual Reports for the underlying funds of the separate account for filing with the Securities and Exchange Commission pursuant to Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”). The Funds are the AEGON/Transamerica Series Trust Munder Net50, Van Kampen Emerging Growth, T. Rowe Price Small Cap, Third Avenue Value, American Century International, Great Companies – Americasm, Great Companies – Technologysm, Janus Growth, Templeton Great Companies Global, Salomon All Cap, T. Rowe Price Equity Income, Transamerica Value Balanced, Clarion Real Estate Securities, Federated Growth & Income, Janus Balanced, AEGON Bond, Transamerica Money Market, Asset Allocation – Conservative, Asset Allocation – Moderate Growth, Asset Allocation – Moderate, Asset Allocation – Growth, Transamerica Convertible Securities, PIMCO Total Return, Transamerica Equity, Transamerica Growth Opportunities, Transamerica U.S. Government Securities, Capital Guardian Value, Capital Guardian U.S. Equity, J.P. Morgan Enhanced Index, Marsico Growth, MFS High Yield, Transamerica Balanced, Transamerica Small/Mid Cap Value and Mercury Large Cap Value portfolios; and the Fidelity Variable Insurance Products Funds (VIP) – Service Class 2 – VIP Equity-Income Portfolio; VIP Contrafund® Portfolio; and VIP Growth Opportunities Portfolio.

Entity:	AEGON/Transamerica Series Trust
File No.:	33-507
Date of Filing:	August 19, 2005
Accession No.:	0001104659-05-040502
CIK:	0000778207

Entity:	Fidelity Variable Insurance Products Fund (VIP) – VIP Equity-Income Portfolio
File No.:	002-75010
Date of Filing:	August 25, 2005
Accession No.:	0000356494-05-000021
CIK:	0000356494

Entity:	Fidelity Variable Insurance Products Fund II (VIP) – VIP Contrafund® Portfolio
File No.:	33-20773
Date of Filing:	August 25, 2005
Accession No.:	0000356494-05-000022
CIK:	0000831016

Securities and Exchange Commission

August 31, 2005

Page Two

Entity:	Fidelity Variable Insurance Products Fund III (VIP) – VIP Growth Opportunities Portfolio
File No.:	33-54837
Date of Filing:	August 25, 2005
Accession No.:	0000927384-05-000003
CIK:	0000927384

These Semi-Annual Reports are for the period ended June 30, 2005 and have been transmitted to policyowners in accordance with Rule 30b2-1 under the Act.

If you have any questions regarding this filing, please contact the undersigned at (727) 299-1747.

Very truly yours,

/s/ Priscilla I. Hechler

Priscilla I. Hechler

Assistant Vice President and Assistant Secretary

cc:	Connie Roman
Kim Estrada